Exhibit 99.1

[KPMG LLP Letterhead]

June 27, 2003

Securities and Exchange Commission

Washington, D.C. 20549

Ladies and Gentlemen:

We were previously engaged as principal accountants to audit the consolidated financial statements of Engage, Inc. as of and for the year ended July 31, 2003. On June 20, 2003 we resigned. We have read Engage Inc.’s statements included under Item 4 of its Form

8-K dated June 27, 2003, and we agree with such statements.

Very truly yours,

/s/ KPMG LLP